SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 25, 2005

MERCURY AIR GROUP, INC.

(Exact name of Registrant as specified in Charter)

DELAWARE	001-07134	11-800515

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5456 McConnell Avenue, Los Angeles, CA 90066

(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (310) 827-2737

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED RULE OR STANDARD; TRANSFER OF LISTING
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED RULE OR STANDARD; TRANSFER OF LISTING

     On May 24, 2005, Mercury Air Group, Inc. (AMEX: MAX) issued a press release announcing that the Company would require additional time to file its Form 10-Q for the third fiscal quarter of 2005. On May 26, 2005 the Company issued a press release providing additional information regarding the late filing of the Form 10-Q, including the anticipated filing date of the Form 10-Q, preliminary financial results, and the financial impact of an adjustment to the previously announced third quarter results.

     On May 25, 2005, the Company received a letter from the American Stock Exchange indicating the Company’s securities are subject to delisting from Amex as a result of not timely filing the Form 10-Q for the third fiscal quarter of 2005 and as a result the Company failed to comply with the requirements for continued listing set forth in Sections 134 and 1101 of the Amex Company Guide. On or before May 31, 2005, an indicator “LF” will be disseminated as an extension of the Company’s trading symbol, unless the Company files its Form 10-Q before such time.

     In order to continue trading, the Company must submit a plan by June 8, 2005, advising the American Stock Exchange of action it has taken, or will take, that would bring the Company into compliance with all applicable continued listing standards by July 11, 2005. If the plan is accepted, the Company will remain listed during the plan period, during which time it will be subject to periodic review to determine whether it is making progress consistent with the plan. The Company anticipates filing its Form 10-Q by May 31, 2005, which is before the date required for submission of a plan, and in such event the symbol “LF” will be removed from or will not be appended to the Company’s trading symbol.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable

(c)	Exhibits

     The exhibits listed below are being furnished pursuant to Item 9.01.

99.1	Press Release, dated May 24, 2005 announcing delay in the filing of Form 10-Q for the third fiscal quarter of 2005.

99.2	Press Release, dated May 26, 2005 providing additional information regarding the late filing of the Form 10-Q, including the anticipated filing date of the Form 10-Q, preliminary financial results, and the financial impact of an adjustment to the previously announced third quarter results.

99.3	Press Release, dated May 26, 2005 announcing that the Company’s stock is subject to the indicator “LF” on its AMEX trading symbol and that the Company is not in compliance with AMEX’s listing requirements.

SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 27, 2005	MERCURY AIR GROUP, INC.

	By:	/S/ Joseph A. Czyzyk

Joseph A. Czyzyk
Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release, dated May 24, 2005 announcing delay in the filing of Form 10-Q for the third fiscal quarter of 2005.

99.2	Press Release, dated May 26, 2005 providing additional information regarding the late filing of the Form 10-Q, including the anticipated filing date of the Form 10-Q, preliminary financial results, and the financial impact of an adjustment to the previously announced third quarter results.

99.3	Press Release, dated May 26, 2005 announcing that the Company’s stock is subject to the indicator “LF” on its AMEX trading symbol and that the Company is not in compliance with AMEX’s listing requirements.

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